NATIXIS FUNDS

Supplement dated January 12, 2016 to the Prospectuses and Statements of Additional Information, dated February 1, 2015 and May 1, 2015, as may be revised or supplemented from time to time, for the following funds.

AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
CGM Advisor Targeted Equity Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles Core Plus Bond Fund	Loomis Sayles Value Fund
Loomis Sayles Growth Fund	Natixis Oakmark Fund
Loomis Sayles High Income Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Small Cap Value Fund

At the close of business on January 11, 2016, Class B shares of each fund were automatically converted to Class A shares of the same fund.

Class B shares of each fund no longer exist and are therefore no longer available for purchase or exchange.